PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity IV

Supplement to Prospectus Dated May 1, 2013

Supplement dated December 27, 2013

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to update the expenses associated with the Prudential Asset Allocation Fund, and revise the Expense Example as a result of a decrease in this fund’s total annual operating expense.

PROSPECTUS CHANGES

I.	Summary of Contract Expenses

On page 4 under “Total Annual Mutual Fund Operating Expenses”, the following changes were made:

(a)	The third sentence is replaced with the following:

The total operating expenses depicted below are based on historical fund expenses, as of the fiscal year ended, September 30, 2013, for Class Z shares of the Prudential Asset Allocation Fund.

(b)	The line indicating the “Total Annual Underlying Mutual Fund Operating Expense” is revised to refer to 0.94%.

(c)	The fees in the “Underlying Mutual Fund Portfolio Annual Expenses” table are replaced with the following:

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in %)
	Management Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Prudential Asset Allocation Fund (Class Z)	0.65%	0.29%	0.94%

II.	Expense Example

On page 5 under “Expenses with Prudential IncomeFlex Target Benefit”, Example 1 and Example 2 are replaced with the following:

EXAMPLE 1 Plan Type A
1 yr	3 yrs	5 yrs	10 yrs
$421	$1,272	$2,138	$4,364

EXAMPLE 2 Plan Type B
1 yr	3 yrs	5 yrs	10 yrs
$396	$1,201	$2,023	$4,155

NOT01SU086

III.	Section 2: What Investment Option Can I Choose?

On page 11 under “Variable Investment Option”, the “Investment Objectives/Policies” section in the chart is replaced with the following:

The investment objective of the fund is to seek income and long-term growth of capital. The fund seeks to achieve its investment objective by investing in a portfolio of equity, fixed income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. Normally the fund will invest 45% to 70% of its total assets in equity and equity-related securities. Equity and equity-related securities in which the fund primarily invests are common stocks and stock index futures. The fund may invest up to 15% of its total assets in equity-related securities of small companies. We currently consider small companies to be those with a market capitalization less than that of the largest company in the Russell 2000 Index at the time of investment. As of October 31, 2013, this number was approximately $5.05 billion. Under normal circumstances, 30% to 55% of the fund’s total assets are invested in fixed-income securities and up to 35% are invested in foreign securities.

IV.	Section 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?

On page 30 under “Underlying Mutual Fund Fees”, the third sentence is replaced with the following:

For the fiscal year ended September 30, 2013, without regard to expense caps, the total fees and operating expenses of the Prudential Asset Allocation fund was 0.94% annually.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

NOT01SU086